1099 18th Street, Suite 2300 Denver, Colorado 80202 303.293.9100, fax 303.291.0420 www.billbarrettcorp.com BBG NYSE LISTED Annual Shareholders' Meeting May 19, 2005

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions. These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, market conditions, oil and gas price volatility, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations and other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission (SEC). We refer you to the "Cautionary Note Regarding Forward- Looking Statements" section of the Form 10-K. Forward-Looking Statements

Non-GAAP Measure This presentation refers to "discretionary cash flow", a non-GAAP measure. Discretionary cash flow is computed as net income plus depreciation, depletion, amortization, impairment expenses, deferred income taxes, exploration expenses, non-cash stock based compensation, gains on sale of properties, and certain other non-cash charges. The non- GAAP measure of discretionary cash flow is presented because management believes that it provides useful additional information to investors for analysis of the Company's ability to internally generate funds for exploration, development and acquisitions. In addition, discretionary cash flow is widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared under GAAP. Because discretionary cash flow excludes some, but not all, items that affect net income and net cash provided by operating activities and may vary among companies, the discretionary cash flow amounts presented may not be comparable to similarly titled measures of other companies. For a reconciliation of discretionary cash flow to net income for the quarter ended March 31, 2005, see the note to our press release dated May 5, 2005.

Summary Information Corporate Office: Denver, Colorado Founded 2002 IPO December 9, 2004; NYSE symbol BBG 155 employees

Northeast Gulf Coast Midcontinent Southwest Rocky Mountain West Coast Pacific 1990 0.7809069 4.331861 3.380096 1.635423 1.664721 0.3017485 0.0513908 0.7931091 4.363564 3.282838 1.642234 1.808598 0.3135721 0.0557654 0.7699254 4.369802 3.236064 1.691908 2.11667 0.2943003 0.061522 0.7724932 4.488544 3.255246 1.650476 2.183807 0.2546072 0.0531946 0.7853501 4.509785 3.18192 1.758995 2.425097 0.2470925 0.0543025 1995 0.7903771 4.625696 3.032781 1.632592 2.538141 0.2159502 0.0540134 0.8095428 4.76177 2.972016 1.614197 2.510087 0.2169776 0.0587816 0.8140745 4.842009 2.845341 1.541434 2.696139 0.2268242 0.0484289 0.8451952 4.878552 2.743473 1.538941 2.887514 0.2575964 0.0485035 0.8883926 4.782995 2.570037 1.55962 2.93389 0.3130921 0.0601454 0.9710838 4.962299 2.544863 1.565861 3.2368 0.3065502 0.0601762 0.9494369 5.054059 2.499757 1.664018 3.41589 0.3176881 0.0501858 2002 0.9921287 5.024478 2.487347 1.618458 3.333735 0.3031291 0.047906 0.9119383 4.763072 2.324567 1.7105 3.860825 0.2540212 0.0443635 0.8869669 4.871829 2.258326 1.787085 3.861237 0.2496552 0.0374822 0.8851272 4.856716 2.299939 1.720654 3.982808 0.2492065 0.0321709 0.9053726 4.802963 2.383343 1.617465 4.14469 0.2504053 0.027972 0.9619027 4.754121 2.45366 1.569531 4.291505 0.2448297 0.0245594 1.011397 4.736957 2.515233 1.54719 4.489852 0.2388671 0.0217662 1.013828 4.700434 2.50787 1.512536 4.57286 0.2294939 0.0193919 2010 1.049704 4.64823 2.514224 1.475065 4.571667 0.2237325 0.0174185 1.075172 4.674655 2.553164 1.472224 4.789068 0.223269 0.0157903 1.102446 4.762502 2.620019 1.493291 5.004107 0.2208241 0.0125758 1.123651 4.791934 2.662747 1.49179 5.144279 0.2192901 0.0115149 1.152676 4.828509 2.682442 1.49172 5.287638 0.216526 0.0107123 2015 1.202899 4.984752 2.733721 1.514105 5.463955 0.214921 0.0098838 1.216296 4.926589 2.704561 1.508811 5.60984 0.2120837 0.0104656 1.247546 4.973254 2.723662 1.534931 5.732456 0.2104448 0.0097328 1.27271 4.928548 2.70836 1.544742 5.62288 0.20358 0.0102684 1.274941 4.834517 2.666622 1.528652 5.59094 0.2003902 0.0095933 2020 1.285057 4.848247 2.709576 1.534761 5.830499 0.2020688 0.0089676 1.287832 4.825687 2.710368 1.533424 5.971581 0.2011703 0.0084752 1.265627 4.695904 2.664841 1.515911 6.083125 0.1995267 0.0079883 1.242406 4.648282 2.636428 1.515384 6.082216 0.1955925 0.007532 1.212421 4.574418 2.597997 1.509568 6.13156 0.1938262 0.0068058 2025 1.189511 4.491701 2.576471 1.507439 6.301393 0.1915523 0.0064485 2004 1995 1990 2010 2015 2020 2025 2000 * Source: Dept. of Energy, EIA; Released: January 2004 Lower 48 Projected Natural Gas Production Gulf Coast Mid-Continent Southwest Northwest West Coast Focus on the Rocky Mountains Projected Historical Where is the primary resource base? Rocky Mountains

Denver, CO Big Horn Basin Powder River Basin Green River Basin Uinta Basin Piceance Basin Paradox Basin Williston Basin DJ Basin Wind River Basin Big George CBM Horizontal Oil Key Areas of Operation Biogenic Gas, Fractured Shale, Conventional Oil Basin Centered Tight Gas Gas Prone Area Oil Prone Area Project Area Conventional Conventional Tight Gas Sandstone, CBM Basin Centered Tight Gas, Conventional Oil Fractured Shale

Financial Performance Tom Tyree, Chief Financial Officer

Record Of Growth Production and Cash Flow Williston Piceance Powder River Uinta Wind River 6.06 7.9 24.2 17.1 36.4 Q1 2005 Production (MMcfe/d) Williston 6 Piceance 10 Powder River 23 Uinta 17 Wind River 38 Production (MMcfe/d) 2002 2002 2003 2004 2005 Drilling 24.2 24.4 69.2 88.6 94.1 Q2 2002 Q4 2002 Q4 2003 Q4 2004 Q1 2005 24 24 69 89 94 57% CAGR 2002 2002 2003 2004 2005 2545 3163 14868 28256 31608 Discretionary Cash Flow (millions) Q2 2002 Q4 2002 Q4 2004 Q1 2005 $3 $3 $28 $32 132% CAGR Q4 2003 $15

2002 2003 2004 2005E Drilling 31.3 151.7 209 305 Acquisitions 134.5 44.6 138 0 PRB 11 53 23 21 DJ 0 0 4 0 Williston 13 7 13 22 Other 13 5 1 0 Capex ($MM) $135 $31 $45 $152 $138 $209 $305 Acquisitions Base Capex 2005 Capex $305 MM Wind River Other Piceance Uinta 62 49 127 67 Piceance 42% Uinta 22% Wind River 20% Other 16% Development Exploration Other 74 11 15 *Includes Acreage, Facilities and G&G Exploration 11% Other* 15% Development 74% East 46 160 667 798 928 Mar 2002 Dec 2002 Dec 2003 Dec 2004 172% CAGR Mar 2005 928 798 667 160 46 Net Undeveloped Acres (thousands) Record Of Growth Investment In Our Asset Base 80% CAGR 2002 2002 2003 2004 Drilling 58 130 204 292 Mar 2002 Dec 2002 Dec 2003 Dec 2004 292 130 58 204 Net Proved Reserves (Bcfe)

Commodity Prices Are High... Our realized natural gas price in Q1 2005 was $5.96 compared to $5.18 in Q1 2004 Our realized oil price increased to $47.00 in Q1 2005 from $32.91 in Q1 2004 Forward pricing for Rockies natural gas is approximately $6.35 for 2006 Forward pricing for oil is approximately $51.00 for 2006 Research analysts forecasts remain high Goldman Sachs Research using $7.00 NYMEX natural gas/$55.00 WTI for 2006 Lehman Brothers Research using $6.50 NYMEX natural gas/$45.00 WTI oil for 2006

Collars Floor / Swap Swap Swaps Collars Swap Floor/ Period (MMBtu/d) Ceiling (MMBtu/d) Price (Bbls/d) (MMBtu/d) Price Ceiling ....So We Have Locked in Prices... 2005 25,000 $4.75/$6.99 20,000 $5.16 400 - $34.78 - 2005 (Apr-Oct) 5,000 $5.00/$6.46 2005 (Apr-Dec) - - - - 400 - - $45.00/$55.25 2006 25,000 $4.75/$6.17 - - 700 - - $42.00/$50.20 10,000 $5.00/$8.10 - - - - - - Natural Gas (1) 54,800 MMBtu/d equivalents hedged in through October, 49,800 MMBtu/d for balance of 2005 39,200 MMBtu/d equivalents hedged in 2006 Rockies or CIG basis (2) WTI basis Oil (2) - - - - - -

.... Helping Us Address a Challenging Cost Environment Facing the Industry "Costs in the business are rising ... and we do not expect this to change for the remainder of 2005." The Wildcatter by Goldman Sachs dated May 13, 2005 "Unit cost pressure for the E&Ps showed no signs of abating in Q1'05..." Wachovia research dated May 9, 2005 "On the cost side, while we were forecasting an aggressive step-up in Y-o-Y costs of almost 10% on average... DD&A (+13%) and G&A (+11%) costs topped our forecasts." Morgan Stanley research dated May 10, 2005

Financial Strength Cash $89 Senior Credit Facility (1) $0 Shareholders' Equity 607 Total Capitalization $607 Total Debt / Total Cap 0% ($ in millions) March 31, 2005 (1) $200 million secured credit facility

Southern Exploration District Kurt Reinecke, Vice President Exploration - Southern Division

Denver, CO Paradox Basin Piceance Basin Biogenic Gas, Fractured Shale, Conventional Oil Conventional San Juan Basin Raton Basin Fractured Shale Southern Exploration Areas of Operation 2 core producing/development areas 8 exploration projects 103 wells in 2005 Basin Centered Gas, Conventional Oil Thrust Belt Greater Green River Basin DJ Basin Uinta Basin Gas Prone Area Oil Prone Area Development Area Exploration Area

Grand White River Uplift SCALE: 1 Township = 36 sq mi Rifle, CO 10 MMcfe/d Net Production (Q1 2005) 22,617 Gross / 18,207 Net Acres (Mar. 2005) 89 Bcfe Est. Proved Reserves (Dec. 31, 2004) $127 MM Capex 2005 (80 Wells, 4 re-completes) Piceance Basin Basin Centered Gas Project - Gibson Gulch Hogback Grand Valley 233 Bcfe 130 MMcfed Rulison 275 Bcfe 128 MMcfed Parachute 139 Bcfe 88 MMcfed Mamm Creek 259 Bcfe 271 MMcfed Divide Creek 65 Bcfe 2 MMcfed Barrett Acreage Gas Producing Area Pipeline CIG 16" Questar GVGS Northwest Gibson Gulch COLORADO Piceance Basin

Bill Barrett Corporation

Gibson Gulch, Piceance Basin

Seven Year Drilling Inventory Based on 20-Acre Well Density

10-Acre Density Being Evaluated


Silt
Proposed 3D Seismic
Gibson Gulch Unit
10-acre pilot
Barrett Exploratory Wells
Mamm Creek
259 Bcfe
271 MMcfed
Scale: 640 ac = 1 Mile (with 10 ac grid)
Barrett Acreage
Joint Ownership Areas
Gibson Gulch Unit
Mesaverde Structure
2005 Location
Barrett Wells
2005 Producing Well
WO 1st Sales
Completing
WOCT

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Piceance	Gibson Gulch	D on-going program		★ (3-7 rigs)			

D = Development wells
★ = Key information/results available

17

Denver, CO Piceance Basin Paradox Basin Biogenic Gas, Fractured Shale, Conventional Oil Conventional San Juan Basin Raton Basin Fractured Shale Southern Exploration Areas of Operation 2 core producing/development areas 8 exploration projects 103 wells in 2005 Basin Centered Gas, Conventional Oil Thrust Belt Greater Green River Basin DJ Basin Uinta Basin Gas Prone Area Oil Prone Area Development Area Exploration Area

San Arroyo 381 Bcfe Monument Butte 289 Bcfe Natural Butte 2 Tcfe Altamont/Bluebell 3.1 Tcfe Drunkards Wash 278 Bcfe West Tavaputs Garmesa Lake Canyon Price, UT Hill Creek Tumbleweed Cedar Camp Brundage Canyon Roosevelt, UT 49 Bcfe Est. Proved Reserves (Dec. 31, 2004) $67 MM Capex 2005 (20 Wells, 4 re-completes) 17 MMcfe/d Net Production (Q1 2005) UTAH Uinta Basin Trend Garmesa SCALE 1 Township = 36 sq mi Uinta Basin

E = Exploratory wells D = Development wells = Key information/results available 2005 2006 BASIN Q1 Q2 Q3 Q4 Q1 Q2 AREA W. Tavaputs E Uinta Scale: 640 ac = 1 Mile (with 40 ac grid) West Tavaputs Project Barrett Acreage Seismic Option Acreage Gas Well 2005 Location 3-D Seismic Outline Existing Pipelines Proposed Pipelines 83 Sq Mile 3-D Survey WOC WOC 15,700' Deep Test Completing 46,702 gross, 42,355 net acres 100% WI, 83% avg. NRI $55 MM 2005 capex 14 wells, 4 recompletions 7 Mcfe/d net production (Q1 2005) 51 mile gathering system Uinta Basin DRILLING SCHEDULE D 14 wells Recomplete Recomplete Re-completes Getty Deep Well (1980) Tested: Dakota 315 Mcf Entrada 1,800 Mcf Deep Well (1967) Questar interconnect Compressor site

San Arroyo 381 Bcfe Monument Butte 289 Bcfe Natural Butte 2 Tcfe Altamont/Bluebell 3.1 Tcfe Drunkards Wash 278 Bcfe West Tavaputs Garmesa Lake Canyon Price, UT Hill Creek Tumbleweed Cedar Camp Brundage Canyon Roosevelt, UT 49 Bcfe Est. Proved Reserves (Dec. 31, 2004) $67 MM Capex 2005 (20 Wells, 4 re-completes) 17 MMcfe/d Net Production (Q1 2005) UTAH Uinta Basin Trend Garmesa SCALE 1 Township = 36 sq mi Uinta Basin

E = Exploratory wells = Key information/results available 3D = 3D seismic survey SCALE 1 Township = 36 sq mi Barrett Acreage Gas Well Oil Producers San Arroyo 381 Bcfe Hill Creek 9.7 MMcfed net (March 2005) WI 37.5 - 75% Trend Garmesa Uinta Basin Garmesa Exploration Project West Tavaputs 8,217 Net Undeveloped Acres 2005 2006 BASIN Q1 Q2 Q3 Q4 Q1 Q2 AREA Tumbleweed Uinta Cedar Camp E 3 wells 3D DRILLING SCHEDULE Cedar Camp 16 sq mi 3D WI 37.5 - 80% Tumbleweed 20 sq mi 3D WI 38.66% Cedar Mountain 2 Bcf & 5 Bcf Testing

San Arroyo 381 Bcfe Monument Butte 289 Bcfe Natural Butte 2 Tcfe Altamont/Bluebell 3.1 Tcfe Drunkards Wash 278 Bcfe West Tavaputs Garmesa Lake Canyon Price, UT Hill Creek Tumbleweed Cedar Camp Brundage Canyon Roosevelt, UT 49 Bcfe Est. Proved Reserves (Dec. 31, 2004) $67 MM Capex 2005 (20 Wells, 4 re-completes) 17 MMcfe/d Net Production (Q1 2005) UTAH Uinta Basin Trend Garmesa SCALE 1 Township = 36 sq mi Uinta Basin

E = Exploratory wells D = Development wells = Key information/results available 3D = 3D seismic survey SCALE 1 Township = 36 sq mi Key Well 14-1 Marsing (1975) 4,000' gas saturated Mesaverde section Lake Canyon / Brundage Canyon Exploration Project 229,421 Gross / 164,333 Net Acres (May 2005) (includes 173,794 Gross/ 130,346 Net Acres subject to drill-to-earn agreement) Estimated Un-risked 41 Tcf Gas-in-place in Mesaverde Targets: Green River, Mesaverde and Blackhawk Altamont/Bluebell Duchesne Structural Level of Natural Buttes Barrett Acreage Mesaverde Penetrations Oil Producers Pipelines Faults Temporarily Abandoned Planned 57 sq mi 3D Seismic Survey Green River E 2 wells 2005 2006 BASIN Q1 Q2 Q3 Q4 Q1 Q2 AREA Mesaverde E 3D Uinta E DRILLING SCHEDULE Lake Canyon Lake Canyon Gross BBC Net Fee 55,627.00 33,987.00 EDA 124,794.00 93,596.00 Brundage 49,000.00 36,750.00 Total 229,421.00 164,333.00 Per Tab, May 11, 2005: #1 DLB TD 14,500' WI 75% Shallow Green River locations WI 25%

Denver, CO Piceance Basin Paradox Basin Biogenic Gas, Fractured Shale, Conventional Oil Conventional San Juan Basin Raton Basin Fractured Shale Southern Exploration Areas of Operation 2 core producing/development areas 8 exploration projects 103 wells in 2005 Basin Centered Gas, Conventional Oil Thrust Belt Greater Green River Basin DJ Basin Uinta Basin Gas Prone Area Oil Prone Area Development Area Exploration Area Big Hollow Hook

Bill Barrett Corporation

Paradox Basin

Pine Ridge & Yellowjacket Prospects

- Building an Exploration Portfolio
- 22,480 Gross / 15,022 Net Acres



Uncompahgre Uplift
Pine Ridge
Salt Flank Play
• 21 sq mi 3D in 2006
• Offset to key well with 250' of gas shows
• 200 Bcf upside
• TDs 8000' - 9000'
Yellowjacket
Fractured shale play
• Acquiring acreage
• Initial drilling 2006
• TDs 4000' - 7000'
Monticello
SCALE
1 Township = 36 sq mi
Salt Anticlines
Gas Fields
Oil Fields
Miss Structure
Aneth
UTAH
COLORADO

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Paradox	Pine Ridge	Acreage		Permits			3D
	Yellowjacket		Acreage			Permits	

E = Exploratory wells
D = Development wells
★ = Key information/results available
3D = 3D seismic survey

26

Denver, CO Piceance Basin Paradox Basin Conventional San Juan Basin Raton Basin Fractured Shale Southern Exploration Areas of Operation 2 core producing/development areas 8 exploration projects 103 wells in 2005 Basin Centered Gas, Conventional Oil Thrust Belt Greater Green River Basin DJ Basin Uinta Basin Gas Prone Area Oil Prone Area Development Area Exploration Area Biogenic Gas, Fractured Shale, Conventional Oil Tri-State

Bill Barrett Corporation

Tri-State, DJ Basin

- 369,253 Gross and 173,943 Net Undeveloped Acres (March 2005)
- Predominantly Fee (Year-round Drilling)
- Excellent access to pipeline infrastructure
- Explore applying horizontal technology
- In house 226 miles 2D Proprietary & 755 mile licensed 2D
- In house 24 sq. miles 3D Seismic
- 530 miles 2D Seismic planned
- 30 sq. miles 3D follow-up (dependent on 2D results)


WY
NE
DJ Basin
Tri-State Project
CO
KS
COLORADO
NEBRASKA
KANSAS
Cherry Creek
EUR: 15 Bcfe
Niobrara
Republican
EUR: 87 Bcfe
Niobrara
Cahoj
8,878 MBbls
Pennsylvanian
St. Francis
Beecher Island
EUR: 130 Bcfe
Niobrara
Celia
2,613 MBbls
Pennsylvanian
Bonny
EUR: 79 Bcfe
Niobrara
3D outline
Goodland
Goodland
EUR: 13 Bcfe
Niobrara
Burlington
Exploration Fairway
0 12
Scale in Miles
Barrett Acreage
Oil Field
Gas Field

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
DJ	Tri-State	E	E 2D	★	3D ★		

E = Exploratory wells
D = Development wells
★ = Key information/results available
2D or 3D = seismic survey

28

Northern Exploration District Terry Barrett, Vice President Exploration - Northern Division

Big Horn Basin Powder River Basin Green River Basin Williston Basin Big George CBM Horizontal Oil Basin Centered Tight Gas Conventional Tight Gas Sandstone, CBM Northern Exploration Areas of Operation 8 core producing/development areas 15 exploration projects 245 wells in 2005 Gas Prone Area Oil Prone Area Development Area Exploration Area Wind River Basin

Bill Barrett Corporation

Wind River Basin

- 83 Bcfe Est. Proved Reserves (Dec. 31, 2004)
- $62 MM 2005 Capex (19 wells, 7 re-completes)
- 38 MMcfe/d Net Production (Q1 2005)
- 159,012 Net Undeveloped Acres



Owl Creek
Thrust Fault
Madden 3+ Tcfe
EAST MADDEN 3-D
WYOMING
Wind River Basin
Frenchie Draw 100+ Bcfe
WALTMAN ARCH 3-D
Waltman Arch Thrust
Cave Gulch
Lance
TALON
Basin - Centered Gas Play
Cooper Reservoir
Windjammer
Stone Cabin
Pommard
Wallace Creek
SCALE: 1 Township 36 sq mi
Barrett Acreage
Gas Field
Faults

31

World Class Structure Multiple Pay Horizons Multiple Drilling Inventories in Each Field Waltman Arch East-West Seismic Profile 15+ miles West East 15,000' Mesaverde 6000' uplift Lance Cody Frontier Muddy Tensleep Basement Fort Union THRUST WALTMAN ARCH Up Down Meeteetse Raderville Madison

Bill Barrett Corporation

Waltman Arch

Wind River Basin

- Large contiguous acreage position with 375 sq miles of 3D
- $39 MM 2005 Capex (12 wells, 7 re-completes)
- 153,126 gross, 75,496 net acres
- 75-100% WI

Exploratory program

- 6 identified plays


WYOMING
Wind River Basin
Thrust
Arch
Waltman
West
East
Cave Gulch
Waltman Bullfrog
Cooper Reservoir
Windjammer
Stone Cabin
Pommard
Wallace Creek
3D Seismic Survey
E- W Seismic Profile
0
6
Scale in Miles


Barrett Acreage
Structural Axes
Thrust Faults
Gas Productive Area
Oil Productive Area

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Waltman Arch	Bull Frog	E	E 2 wells	★			
	Development	D	12-well Dev. program		★		

E = Exploratory wells
D = Development wells
★ = Key information/results available

33

Bill Barrett Corporation

Wind River Basin

- 83 Bcfe Est. Proved Reserves (Dec. 31, 2004)
- $62 MM 2005 Capex (19 wells, 7 re-completes)
- 38 MMcfe/d Net Production (Q1 2005)
- 159,012 Net Undeveloped Acres



WYOMING
Wind River Basin
Owl Creek Thrust Fault
Madden 3+ Tcfe
EAST MADDEN 3-D
Frenchie Draw 100+ Bcfe
WALTMAN ARCH 3-D
Cave Gulch
TALON
Lance Basin - Centered Gas Play
Waltman Arch Thrust
Cooper Reservoir
Windjammer
Stone Cabin
Pommard
Wallace Creek
SCALE: 1 Township 36 sq mi
Barrett Acreage
Gas Field
Faults

34

Bill Barrett Corporation

Eastern Wind River - Basin Centered Gas Projects

Talon and East Madden

- 262,060 Gross and 93,199 Net Acres


WYOMING
Wind River Basin


Owl
Creek
Thrust
Madden
3+ Tcfe
Hitchcock
Draw
16,600' Test
EAST
MADDEN 3-D
BBC WI 37.5%
Fault
Yates Riverbank Unit
BBC WI 44%
BBC Talon Unit
BBC WI 44-64%
Frenchie Draw
100+ Bcfe
Thrust
Testing
TALON
Area of New Ft. Union
and Lance Production
Testing
Lance Basin - Centered Gas Play
Waltman Arch
Yates Mahoney Unit
BBC WI 44-100%
Barrett Acreage
Gas Well
Faults

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Wind River	Talon	E 7 well program		★			
	East Madden	E		★			

E = Exploratory wells
D = Development wells
★ = Key information/results available

35

Bill Barrett Corporation

Powder River Basin – Coal Bed Methane

- 40 Bcfe Est. Proved Reserves (Dec. 31, 2004)
- $24 MM 2005 Capex (219 Big George wells)
- 23 MMcfe/d Net Production (Q1 2005)
- 47,123 Net Undeveloped Acres (Mar. 2005)


MT
Powder River Basin
WY


WYODAK PLAY
BIG GEORGE PLAY
Amos Draw
Gillette, WY
Fort Union Outcrop
Cat Creek
DeadHorse
Willow Creek
Tuit
Palmtree
Porcupine
Fort Union Outcrop
SCALE
1 Township
= 36 sq mi

Barrett Acreage
Gas Producing Area

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Powder River		On-going 219 well program					★

D = Development wells
★ = Key information/results available

36

Big Horn Basin Green River Basin Wind River Basin Basin Centered Tight Gas Conventional Tight Gas Sandstone, CBM Northern Exploration Areas of Operation 8 core producing/development areas 15 exploration projects 245 wells in 2005 Williston Basin Horizontal Oil Powder River Basin Big George CBM Gas Prone Area Oil Prone Area Development Area Exploration Area

Williston Basin - Horizontal Technology Play Predominantly Fee Lands Oil Component 31 Bcfe Est. Proved Reserves (Dec. 31, 2004) $14 MM 2005 Capex (7 wells, 1 re-entry) 6 MMcfe/d Net Production (Q1 2005) 192,524 Gross / 129,077 Net / 121,413 Net Undeveloped Acres (Mar. 2005) Exploratory Joint Venture Program Up to 4 wells Barrett Acreage Oil Field Gas Field SOUTH DAKOTA MONTANA Williston Basin Mapped Area NORTH DAKOTA Grand River Red River "B" Play Cedar Creek Anticline Scale in Miles 0 30 Cedar Hills Field Bakken Trend Indian Hills Madison Play Target-Red Bank Madison Play Red Bank Extension Madison Play Mondak Bakken Play

Target 85 -100% WI Red Bank 90 -100% WI M O N T A N A N. D A K O T A Central Williston Williston Basin, Montana & North Dakota Madison and Bakken Trends 2005 2006 Q1 Q2 Q3 Q4 Q1 Q2 D 4 wells Williston Target/Red Bank E 4 wells DRILLING SCHEDULE BASIN AREA SCALE 1 Township = 36 sq mi Red Bank Extension 65 -100% WI Harding Madison Nameless Madison Indian Hills Madison 35-75% WI Target/Red Bank/Red Bank Extension Multi-pay potential Mondak Bakken 22-100% WI Red Water Bakken 95 -100% WI Barrett Acreage Oil Well 2005 Dev. Location Exploratory Location Bakken Trend

Williston Basin - Horizontal Technology Play Predominantly Fee Lands Oil Component 31 Bcfe Est. Proved Reserves (Dec. 31, 2004) $14 MM 2005 Capex (7 wells, 1 re-entry) 6 MMcfe/d Net Production (Q1 2005) 192,524 Gross / 129,077 Net / 121,413 Net Undeveloped Acres (Mar. 2005) Exploratory Joint Venture Program Up to 4 wells Barrett Acreage Oil Field Gas Field SOUTH DAKOTA MONTANA Williston Basin Mapped Area NORTH DAKOTA Grand River Red River "B" Play Cedar Creek Anticline Scale in Miles 0 30 Cedar Hills Field Bakken Trend Indian Hills Madison Play Target-Red Bank Madison Play Red Bank Extension Madison Play Mondak Bakken Play

Bill Barrett Corporation

Grand River

Williston Basin, North & South Dakota

Total leasehold 22,998 gross, 17,397 net acres


Horizontal Red River "B" producer
75 - 100% WI
NORTH DAKOTA
SOUTH DAKOTA
High potential Red River "B" zone Horizontal Exploration Trend
Barrett Horizontal Exploratory Location
Barrett Acreage
Oil Well
Red River B Show Well
Horizontal Well
Scale: 640 ac = 1 Mile (with 40 ac grid)

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Williston	Grand River			E ★			

E = Exploratory wells
D = Development wells
★ = Key information/results available

41

Denver, CO Powder River Basin Green River Basin Uinta Basin Piceance Basin Paradox Basin Williston Basin DJ Basin Wind River Basin San Juan Basin Rocky Mountain Basin Centered Gas Basin Centered Gas Gas Prone Area Oil Prone Area Big Horn Basin

Bill Barrett Corporation

Big Horn Basin

Basin Centered Gas Project

- 96,082 Net Undeveloped Acres
- Long-term Acreage
- Prolific Hydrocarbon System
- Multiple "Giant" Fields
- Large Un-drilled Region
- Targeting Basin Centered Gas


Elk Basin
613 MMbo
454 Bcfe
Frannie
140 MMbo
Byron and Garland
336 MMbo
170 Bcfe
Big Horn Mtns
Area of Basin Centered Gas Play
Shoshone
Cody, WY
Greybull
Oregon Basin
530 MMbo
300 Bcfe
Torchlight
Frits
Manderson
Dobie Creek
5 Mile
Worland
566 Bcfe
Little Buffalo
167 MMbo
149 Bcfe
Cottonwood Ck
60 MMbo
45 Bcfe
Grass Creek
120 MMbo
SCALE
1 Township = 36 sq mi


Big Horn Basin
WYOMING

DRILLING SCHEDULE		2005				2006	
BASIN	AREA	Q1	Q2	Q3	Q4	Q1	Q2
Big Horn				2D	2D	E	★

E = Exploratory wells
D = Development wells
★ = Key information/results available
2D or 3D = seismic survey

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Engineering and Operations Dominic Bazile, Senior Vice President Engineering and Operations

Team Objectives First to meet the drilling and completion schedule to develop the oil and gas reserve potential on our extensive leasehold position. Our 2005 capex budget calls for over 350 wells this year. And second, to grow our production and to assure we have the take-away capacity to get our gas to market. The transportation and marketing situation has become more favorable over the last few years as more markets for Rocky Mountain gas have emerged.

Denver, CO Big Horn Basin Powder River Basin Green River Basin Uinta Basin Piceance Basin Paradox Basin Williston Basin DJ Basin Wind River Basin CBM 1,094 Horizontal 102 Hill Creek 7 Cave Gulch Cooper Reservoir Wallace Creek 165 Talon 21 W. Tavaputs 203 Gibson Gulch 808 Extensive Development Inventory 292 Bcfe proved reserves at year-end 2004 412 Bcfe probable 452 Bcfe possible 1.1 Tcfe P3 reserves 2,405 gross un-risked P3 drilling locations Seven year drilling inventory 94% avg. WI, 92% operated Gas Prone Area Oil Prone Area Development Project Lake Canyon 5

Significant Exploration Upside 24 exploration projects identified Budgeted 19 exploration wells in 2005 Denver, CO 4 - Madison, Bakken, Red River Horizontal Unrisked Target Size 50-250 Bcfe 250-500 Bcfe 500 Bcfe to Multi-Tcfe Big Horn Basin Powder River Basin Green River Basin Uinta Basin Piceance Basin Paradox Basin Williston Basin DJ Basin Wind River Basin 2- Talon, East Madden 3 - Waltman Arch 3 - Lake Canyon, Brundage Canyon 1- W. Tavaputs 2 - Tri-State 3- Garmesa 1- Green River

Drilling Rigs 12 Rigs Contracted Day Work Rates $12,000 to $16,000 9 Rigs Contracted Footage Rates $14/ft. to $19/ft.

Heliportable Seismic Drilling

Drilling Bit

CobraMax Equipment Set Up

If Necessity is the Mother of Invention, then Technology might be the Father Conclusion Exposure is the name of the game Acquire and maintain a large dominant oil and gas lease position in high potential areas If you don't take a swing at the big reserves, you are never going to hit it big. Exposure to Company-maker projects Despite our reliance on the science of Geology, Geophysics, Engineering, Land and Technology, it's still about the creativity and motivation of talented people